STRATEGIC ALLIANCE AGREEMENT
                          ----------------------------

      This Strategic Alliance Agreement ("Agreement") is made and entered into this 30th day of December, 2004 by and between Advanced Imaging Systems, LLC, a Delaware limited liability company (hereinafter referred to as "AIS") and RBE & SJC, Inc., a Florida corporation, (hereinafter referred to as "RBE").

                               W I T N E S S E T H

      WHEREAS, AIS and RBE have consummated a certain asset purchase transaction in which AIS is denominated ("Seller") and RBE is denominated ("Buyer"); and

      WHEREAS, as an aspect of the asset purchase transaction, AIS has given RBE a right of first refusal during the term of this Agreement on any commercial printing orders ("Orders") in the United States which AIS is in a position to place with RBE; and

      WHEREAS, AIS and RBE have further agreed to jointly outsource such commercial printing orders which RBE is unable or unwilling for any reason to print; and

      WHEREAS, the Parties desire to set out their mutual understanding with respect to all such commercial printing orders,

      NOW THEREFORE, AIS and RBE set out their mutual agreements and covenants with respect to the subject matter hereof as follows, intending to be bound thereby:

            1. The term of this Strategic Alliance Agreement shall begin on December 31st , 2004 and terminate on December 30th , 2006 unless mutually extended at least 30 days prior to the termination date, December 30th 2006.

            2. The term "in the United States" in the context of this Agreement with respect to Orders that AIS is in a position to place with RBE, means Orders in which the printing customer and the actual, physical printing is located within the United States of America.

            3. The term "Order" and "Orders" in the context of this Agreement does not include business arising from the Activities or Areas specified as outside the scope of the non-competition provisions of Article XVII. of the Asset Purchase Agreement by and between the parties hereto.

            4. In the case of an Order where RBE is unable or unwilling for any reason to undertake the actual, physical printing operation, where the Order is successfully jointly outsourced, all of the profit derived by the Parties under this Agreement shall be distributed 65% to AIS and 35% to RBE. The term "profit" in the context of an Order jointly outsourced hereunder means the contract price less the contract price of the outsourced actual, physical printing operation.

            5. All profits covered by this Agreement received by the Parties hereto or either of them shall be distributed as soon as practicable, following actual receipt of the respective funds from completion of the Orders in question.

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            6.    The terms in the Agreement shall have the same meaning as the corresponding terms in the Asset Purchase Agreement by and between the Parties hereto dated December 30, 2004.



      WHEREFORE, the parties have hereunto set their hands and seals as of the date first above written intending to be bound hereby.

                              SELLER:    Advanced Imaging Systems, LLC,
                                         a Delaware Limited Liability Company


                              BY: /s/ C. LEO SMITH
                                  ----------------------------------------
                                  C. Leo Smith, the Manager
(SEAL)
                              Attest


                              BY: /s/ SUSAN ARCHER
                                  ----------------------------------------
                                  Susan Archer, Secretary

                              BUYER:    RBE & SJC, Inc., Florida corporation


                              BY: /s/ RICHARD B. ERENS
                                  ----------------------------------------
                                  Richard B. Erens, President
(SEAL)
                              Attest:


                              BY: /s/ RICHARD ERENS
                                  ----------------------------------------
                                  Richard B. Erens, Secretary